UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                    Central Hudson Gas & Electric Corporation
             (Exact name of registrant as specified in its charter)


NEW YORK                            1-3268                          14-1804460
----------------------       -----------------------         ------------------
State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

  284 South Avenue, Poughkeepsie, New York                           12601-4879
 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

            1. Announcement of Regulatory Filing By subsidiary Central Hudson Gas & Electric Corporation (Central Hudson). On July 29, 2005, Central Hudson issued a press release announcing its filing of a petition with the New York State Public Service Commission which, if approved, would increase the rates Central Hudson charges to deliver electricity and natural gas to customers in its service territory. A copy of the press release, to which reference is made, is attached as Exhibit 99.

Item 9.01          Financial Statements and Exhibits.

            (c)    Exhibits.

            99     Press release dated July 29, 2005.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENTRAL HUDSON GAS & ELECTRIC
                                     CORPORATION
                                     (Registrant)



                                     By: /s/Donna S. Doyle
                                     --------------------------------
                                           DONNA S. DOYLE
                                     Vice President - Accounting and Controller

Dated:  August 1, 2005

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

99       Press release dated July 29, 2005.